SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 20, 2009, by and among Zoo Entertainment, Inc., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A.          The Company is offering in a private placement to “accredited investors” (as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) a minimum of $4,000,000 (the “Minimum Amount”) and a maximum of up to $5,000,000 (the “Maximum Amount”) of shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”), at a price per share equal to $2.50 (except with respect to Lead Investor (as defined herein), which price per share is set forth on Lead Investor’s Investor Signature Page) (the “Per Share Price”).

B.           The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act, and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

C.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of Preferred Stock  set forth opposite such Investor’s name in column two on the Schedule of Investors in Exhibit A (which aggregate amount for all Investors together shall be up to an aggregate of 2,000,000 shares of Preferred Stock and shall collectively be referred to herein as the “Preferred Shares”).

D.           The Preferred Shares issued pursuant to this Agreement, and the shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), issuable upon conversion of the Preferred Shares are collectively referred to herein as the “Securities.”

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I
DEFINITIONS

1.1          Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including, without limitation an investigation or any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, body, official, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” has the meaning set forth in Section 2.1(a).

“Closing Date” has the meaning set forth in Section 2.1(a).

“Commission” has the meaning set forth in the Preamble.

“Common Stock” has the meaning set forth in the Preamble.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Escrow Agent” has the meaning set forth in Section 2.2(b).

“Escrow Agreement” has the meaning set forth in Section 2.2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” has the meaning set forth in Section 3.1(h).

“Initial Closing” has the meaning set forth in Section 2.1(a).

“Initial Closing Date” has the meaning set forth in Section 2.1(a).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(k).

“Investor” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” has the meaning set forth in Section 3.1(b).

“Maximum Amount” has the meaning set forth in the Preamble.

“Minimum Amount” has the meaning set forth in the Preamble.

“Notes” has the meaning set forth in Section 2.3(a)(vii).

“Per Share Price” has the meaning set forth in the Preamble.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an Action.

“Regulation D” has the meaning set forth in the Preamble.

“Rule 144” and “Rule 424” means Rule 144 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” has the meaning set forth in the Preamble.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market or as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the NYSE, the NYSE Amex, the NASDAQ Stock Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Escrow Agreement, all exhibits and schedules thereto and hereto and, with respect to each Investor as applicable, any other documents or agreements executed by such Investor in connection with the transactions contemplated hereunder.  With respect to one of the Lead Investors, the “Transaction Documents” also include the Registration Rights Agreement and the Warrant described in Section 2.1(d) hereof.

“Transfer Agent” means Empire Stock Transfer, Inc., or any successor transfer agent for the Company.

ARTICLE II
PURCHASE AND SALE

2.1          Closing.

(a)           The initial closing of the sale and purchase of no less than the Minimum Amount under this Agreement shall take place at the offices of the Company’s Counsel, at 10:00 a.m. New York City time, or at such other time and place as the Company may designate (the “Initial Closing,” and the date on which the Initial Closing occurs, the “Initial Closing Date”).  Following the Initial Closing Date, and up to November 30, 2009, the Company may hold additional closings (each, with the Initial Closing, a “Closing”, and each such date, with the Initial Closing Date, a “Closing Date”) at such places and times as designated by the Company until such time as the Company has sold the Maximum Amount.  There is no assurance that the Maximum Amount will be sold.

(b)           Subject to the terms and conditions set forth in this Agreement, at the applicable Closing, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Preferred Shares for the price set forth opposite such Investor’s name on Exhibit A hereto under the heading “Preferred Shares”.

(c)           The Investor hereby authorizes and directs the Company to deliver the Securities to be issued to the Investor pursuant to this Agreement directly to the residential or business address for such Investor indicated on the signature page hereto.

(d)           The Investors acknowledge and agree that the Company will grant registration rights with respect to one of the lead Investors in the Financing (the “Lead Investor”), and will not have any obligation to grant registration rights to, or to register the shares of, any other Investor.  In addition, the Lead Investor will also receive warrants to purchase shares of Common Stock, which warrants will contain a provision restricting the exercise of such warrants if such exercise would result in the Lead Investor beneficially owning more than 9.99% of the outstanding equity securities of the Company.  The Investors also acknowledge and agree that one of the Investors, David Smith, or his nominee, will be invited to join the Company’s Board of Directors.

2.2         Closing Deliveries.

(a)           At the applicable Closing (but with respect to the Initial Closing, within three Business Days following the release by the Escrow Agent to the Company of the Minimum Amount), the Company shall deliver or cause to be delivered to each Investor one or more stock certificates (or copies thereof provided by the Transfer Agent), free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing such number of Preferred Shares set forth opposite such Investor’s name on Exhibit A hereto under the heading “Preferred Shares,” or on such Investor’s signature page attached hereto, such shares shall be registered in the name of such Investor.

(b)           At the applicable Closing, each Investor shall deliver or cause to be delivered the purchase price set forth opposite such Investor’s name on Exhibit A hereto (the “Subscription Amount”) under the heading “Purchase Price” in United States dollars and in immediately available funds, by wire transfer to (i) with respect to the Initial Closing, the account designated in the escrow agreement entered into by and between the Company and American Stock Transfer and Trust Company as escrow agent (the “Escrow Agent”), substantially in the form attached hereto as Exhibit B (the “Escrow Agreement”) or (ii) with respect to any Closing subsequent to the Initial Closing, the account designated in writing to each such Investor by the Company.

(c)           At the Initial Closing, the Company shall deliver the executed Registration Rights Agreement and the executed Warrant to the Lead Investor.

2.3         Conditions Precedent.

(a)           The obligation of each Investor to consummate the initial Closing and each subsequent Closing, and to purchase and pay for the Preferred Shares being purchased by such Investor pursuant to this Agreement, is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to such Investor only):

(i)           As evidenced by a certificate signed by an officer of the Company and delivered to each Investor at or prior to the Closing, the representations and warranties made by the Company in Section 3.1 hereof qualified as to materiality shall be true and correct as of the date of this Agreement and through and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 3.1 hereof not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement and through and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(ii)          The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Preferred Shares and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(iii)         No Proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or shall be pending or threatened.

(iv)         No judgment, writ, order, injunction, award or decree of or by any court, judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no Action or Proceeding shall have been instituted or shall be threatened by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(v)          The Company shall have delivered or cause to be delivered to each Investor the items set forth in Section 2.2(a).

(vi)         With respect to the Initial Closing only, Investors purchasing an aggregate of the Minimum Amount of Preferred Shares shall have delivered an executed signature page to this Agreement, and the purchase price set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchase Price” shall have been delivered to the escrow account pursuant to Section 2.2(b)(i).

(vii)        The requisite holders of $11,150,000 in principal, plus accrued interest, of the Company’s existing debt underlying those certain Senior Secured Convertible Notes (the “Notes”), issued to certain investors as of July 7, 2008, August 13, 2008 and September 26, 2008, as applicable, shall have agreed in writing to amend the Notes to provide that the Notes will automatically convert into shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share, following the Initial Closing.

(b)           The obligation of the Company to consummate each Closing and to issue and sell the Preferred Shares at each Closing is subject to the satisfaction of the following conditions precedent, any of which may be waived by the Company:

(i)           The representations and warranties contained herein of such Investor shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of such Investor contained herein which is not qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty this condition precedent.

(ii)          Such Investor shall have delivered or cause to be delivered to the Company the items set forth in Section 2.2(b).

(iii)         Those certain fee letter agreements, by and between the Company and each of Mark Seremet and David Rosenbaum, dated as of May 12, 2009, shall have been amended to (A) terminate the provisions therein with respect to the granting of options to Messrs. Seremet and Rosenbaum and (B) provide that the monthly compensation payable thereunder to each of Messrs. Seremet and Rosenbaum in consideration of providing certain guarantees to the Company, shall continue to be paid so long as such guarantees remain outstanding but only for a period ending on the first anniversary of the final Closing.

(iv)         The Company’s officers and directors shall have invested an aggregate of $300,000 in this offering with such investment comprising a portion of the Minimum Amount.

(v)          The Company’s board of directors shall have approved the issuance to the Company’s management team of options, restricted stock or other incentives (which issuance shall be in compliance with any deferred compensation rules) to purchase an aggregate of approximately 12.5% of the outstanding Common Stock for their continued personal guarantees, based on a post-money valuation equal to $8,000,000, as may be adjusted downward as a percentage for any amounts invested in excess of $4,000,000.

2.4         Termination; Liabilities Consequent Thereon.  This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Initial Closing or any subsequent Closing only as follows:

(i)           Upon the mutual written consent of the Company and all of the Investors;

(ii)          By the Company if any of the conditions set forth in Section 2.3(b) have not been met and have not been waived by the Company;

(iii)         By an Investor (with respect to such Investor only) if any of the conditions set forth in Section 2.3(a) have not been met and have not been waived by the Investor; or

(iv)         By either the Company or any Investor (with respect to such Investor only) if the Closing has not occurred on or prior to November 30, 2009;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 2.4, written notice thereof shall forthwith be given to the other Investors and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors.  Nothing in this Section 2.4 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of the non-performing party’s obligations under this Agreement or the other Transaction Documents.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1         Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to each Investor:

(a)           Subsidiaries.  The Company has no direct or indirect Subsidiaries other than those listed in the SEC Reports.  Except as disclosed in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)           Organization and Qualification.  Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, foreign, or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents or the issuance of the Preferred Shares or shares of Common Stock upon conversion of the Preferred Shares, other than (i) filings required by federal or state securities laws (including, without limitation, filings required by the Commission), which the Company will promptly make (at the sole expense of the Company), (ii) the filing of an amendment to the Company’s certificate of incorporation authorizing a sufficient number of shares of Common Stock to permit the conversion of the Preferred Shares into shares of Common Stock and (ii) filings that have been made or obtained prior to the date of this Agreement.

(f)           Issuance of the Securities.  Except for the need to obtain stockholder approval in order to increase the amount of authorized Common Stock, the issuance, sale and delivery of the Preferred Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Preferred Shares, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been, or will be on or prior to the Closing, duly reserved for issuance.  The Securities when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable.

(g)           Capitalization.  The number of shares and type of all authorized, issued and outstanding capital stock and other outstanding securities of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is set forth in the SEC Reports.  Except as disclosed in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and except as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or any securities or rights convertible or exchangeable into shares of Common Stock.  The capitalization of the Company following the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will be as set forth on Schedule 3.1(g) attached hereto.

(h)           SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, or in the case of unaudited interim financial statements, to the extent they may exclude footnotes or may be condensed or summary statements.  Such financial statements fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or not required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock or other securities, and (v) the Company has not issued any equity or debt securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or agreements. The Company does not have pending before the Commission any request for confidential treatment of information.

(j)           Litigation.  There is no Action which (i) adversely affects or challenges, or could adversely affect or challenge, the legality, validity or enforceability of any of the Transaction Documents or the transactions contemplated thereby or the Securities or (ii) except as set forth in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Except as set forth in the SEC Reports, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)           Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses (as described in the SEC Reports or otherwise) and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(l)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, manager, member, shareholder, partner or similar.

(m)          Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of the Company or other Persons for fees of a type contemplated in this Section 3.1(m) that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

(n)           Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2(b)-(f), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under the Transaction Documents.

(o)           Compliance.  Neither the Company nor any Subsidiary, except in each case as could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, which default has not been waived in writing, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any law, statute, rule or regulation of any governmental authority.

(p)           No General Solicitation.  Neither the Company nor any of its affiliates nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(q)           Private Placement.  Neither the Company nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market.

(r)           Listing and Maintenance Requirements.  The Company has not, in the twelve months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is in compliance with all such listing and maintenance requirements.

(s)           Registration Rights.  Except with respect to Solutions 2 Go or as set forth in the SEC reports or as contemplated by the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or waived.

(t)           Disclosure.  The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement).  The Company understands and confirms that each of the Investors will rely on the foregoing representations, the SEC Reports and other information, if any, produced by the Investors investigation of the Company in effecting transactions in securities of the Company.  All disclosure provided by the Company to the Investors in this Agreement regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.  The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

(u)           Internal Accounting Controls.  The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability.  The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company is made known to the certifying officers by others within those entities; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Company’s filings under the Exchange Act their conclusions about the effectiveness of the disclosure controls and procedures; and (c) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) since the last-filed SEC Report.

(v)           Sarbanes-Oxley Act.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

3.2         Representations and Warranties of the Investors.  Each Investor hereby, for such Investor only and for no other Investor, represents and warrants to the Company as follows:

(a)           Organization; Authority.  Such Investor is either an individual or is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability, partnership, or other applicable entity power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor.  This Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, and assuming due execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms.

(b)          Investment Intent.

(i)           With respect to non-institutional investors, such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor of any intent to hold the Securities for any period of time.  Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(ii)          With respect to institutional investors, such Investor is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.  Such Investor is acquiring the Securities hereunder in the ordinary course of its business.

(c)           Investor Status/Residence.  At the time such Investor was offered the Securities, it was, and as of the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Each Investor represents that, to the extent that he or she is an individual, that he or she is a resident of the state set forth opposite his or her name on signature page of this Agreement, and, to the extent that it is an organizational entity, that it has been organized under the laws of the state or country set forth opposite its name on the signature page of this Agreement.

(d)           Unregistered Securities.  Such Investor understands and acknowledges that: (i) the Securities acquired pursuant to this Agreement have not been registered under the Securities Act and are being sold in reliance upon an exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D; and that such Securities have not been registered with any state securities commission or authority; (ii) pursuant to the requirements of Regulation D, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation D and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (iii) other than as set forth in any Transaction Document with such Investor, the Company is under no obligation to register the Securities under the Securities Act or any state securities law.

(e)           Experience of Such Investor.  Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(f)           General Solicitation.  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g)           Access to Information.  Such Investor acknowledges that it has reviewed the Disclosure Materials to the extent desired by such Investor and has been afforded (i) the opportunity to ask such questions as it has deemed necessary or desirable of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary or desirable to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(h)           Independent Investment Decision.  Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor’s business and/or legal counsel in making such decision.

(i)           No Conflicts.  The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) if such Investor is an entity, result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) assuming the accuracy of the Company’s representations in Section 3.1, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (i), (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1         Transfer Restrictions.

(a)           The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Securities other than pursuant to an effective registration statement or Rule 144, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of an Investor under this Agreement.

(b)           Certificates evidencing the Securities will contain the following legend, until no longer required by this Section 4.1(b):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Certificates evidencing the Securities shall not be required to contain the foregoing legend or any other legend (i) while a registration statement covering the resale of the Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities can be sold under Rule 144, (iii) if the Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).

4.2         Use of Proceeds.  The Company intends and shall to use the net proceeds from the sale of the Securities for working capital and general corporate purposes.  The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business.

4.3         Acknowledgment of Authorized Shares of Common Stock.  Each Investor acknowledges that the Company does not and will not have a sufficient number of shares of Common Stock authorized for the conversion of all of the Preferred Shares until such time as the effectiveness of the filing of an amendment to the Company’s certificate of incorporation authorizing a sufficient number of shares of Common Stock to permit the conversion of the Preferred Shares into shares of Common Stock, and that the Preferred Shares cannot be converted until the prior effectiveness of the filing of such an amendment.

4.4         Authorization of Additional Common Stock.  The Company shall use best efforts to submits to its stockholders for approval, as soon as practicable, a proposed amendment to its Certificate of Incorporation to increase the number of authorized shares of Common Stock to permit the conversion of the Preferred Shares into shares of Common Stock. Immediately upon, and at all times after, the filing of such amendment, the Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Shares.

4.5         Securities Laws Disclosure; Publicity.  The Company shall file a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and including copies of each of the Transaction Documents as exhibits thereto.  From and after the issuance of such Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby and by the other Transaction Documents, and neither the Company nor any Investor shall issue any such press release or otherwise make any public statement without the prior written consent of the Company, with respect to any press release or other public statement of any Investor, or without the prior written consent of each Investor, with respect to any press release or other public statement of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such press release or other public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Investor, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by this Agreement or any other Transaction Document, and (ii) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (b).

4.6         Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof promptly upon request of any Investor. The Company shall take such action as the Company shall determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investors at each Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor.

4.7         Adjustments in Share Numbers and Prices.  In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

ARTICLE V
MISCELLANEOUS

5.1         Fees and Expenses.  Each Investor and the Company shall pay any fees and expenses of such party’s own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities under this Agreement.

5.2         Entire Agreement.  This Agreement and the other Transaction Documents, together with the Exhibits and Schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3         Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 5.3 prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 5.3 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:             Zoo Entertainment, Inc.
c/o Zoo Publishing, Inc.
3805 Edwards Road, Suite 605
Cincinnati, Ohio 45209
Facsimile No.: 513-278-0111
Attn: Mark Seremet

and

Zoo Games, Inc.
575 Broadway
New York, New York 10012
Facsimile No.: 646-495-6392
Attention: David Fremed

With a copy to:                   Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
The Chrysler Center
666 Third Avenue
New York, New York 10017
Facsimile No.:  212-983-3115
Attention: Ivan K. Blumenthal, Esq.

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4           Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor or Investors holding no less than 75% of the outstanding Preferred Shares or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

5.6           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investors holding no less than 75% of the outstanding Preferred Shares. Any Investor may assign any or all of such Investor’s rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors.”

5.7           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that such party is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to such party under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the non-prevailing party for the prevailing party’s attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.9           Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

5.10         Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11         Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12         Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to such Investor’s future actions and rights.

5.13         Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificate or instrument.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.14         Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations under the Transaction Documents and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15         Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises such Investor’s rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16         Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

5.17         Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such an Investor shall be personally liable for any liabilities of such Investor.

5.18         WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ZOO ENTERTAINMENT, INC.

/s/ David Fremed
Name:	David Fremed
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

SOCIUS CAPITAL GROUP, LLC

By:	/s/ Terry Peizer
Name: Terry Peizer
Title: Managing Director

Address: 11150 Santa Monica Boulevard,
Los Angeles, CA 90025
Telephone No.: (310) 444-4300
Facsimile No.: (310) 444-5300
Number of Preferred Shares: 196,206
Aggregate Purchase Price: $1,350,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

FOCUS CAPITAL PARTNERS, LLC

By:	/s/ Terry Peizer
Name: Terry Peizer
Title: Managing Director

Address: 11150 Santa Monica Boulevard,
Los Angeles, CA 90025
Telephone No.: (310) 444-4300
Facsimile No.: (310) 444-5300
Number of Preferred Shares: 94,470
Aggregate Purchase Price: $650,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

ARIZA, LLC

By:	/s/ Deborah Blasucci
Name: Deborah Blasucci
Title: Manager

Address: 575 Broadway, 5th Floor
New York, NY 10012
Telephone No.: (212) 941-2880
Facsimile No.: (212) 941-2844
Email Address: dblasucci@brantpub.com
Number of Preferred Shares: 225,606
Aggregate Purchase Price: $564,015

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

DAVID R CHAMBERLIN REVOCABLE TRUST

By:	/s/ David R Chamberlin
Name: David R Chamberlin
Title: Trustee

Address: PO Box 7926
Aspen, CO 81611
Telephone No.: (970) 948-5315
Facsimile No.:
Email Address: davidrchamberlin@yahoo.com
Number of Preferred Shares: 40,000
Aggregate Purchase Price: $100,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

MARY WOLF

/s/ Mary Wolf
Mary Wolf

Address: 120 SE Fifth Avenue, Apt. 133
Boca Raton, FL 33432
Telephone No.: (561) 750-5293
Facsimile No.: (561) 750-7951
Email Address: mwolf@wolfgroup.com
Number of Preferred Shares: 12,000
Aggregate Purchase Price: $30,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

SHERI UROWSKY

/s/ Sheri Urowsky
Sheri Urowksy

Address: 2106 Arbor Way
Martinsville, NJ 08836
Telephone No.: (732) 805-0005
Facsimile No.: (732) 805-0211
Email Address: skole@koleasset.com
Number of Preferred Shares: 2,000
Aggregate Purchase Price: $5,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

DALE LEIBOWITZ GIFT TRUST

By:/s/ Sheri Kole
Name: Sheri Kole
Title: Investment Advisor

Address: 2201 Lakeland Ave
Madison, WI 853704
Telephone No.: (732) 805-0005
Facsimile No.: (732) 805-0211
Email Address: skole@koleasset.com
Number of Preferred Shares: 20,000
Aggregate Purchase Price: $50,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

DAVID WOLF

/s/ David Wolf
David Wolf

Address: 31749 Gates Mills Blvd
Pepper Pike, OH 44124
Telephone No.: (216) 447-9410
Facsimile No.: (216) 447-9412
Email Address: dwolf@nypmedia.com
Number of Preferred Shares: 10,000
Aggregate Purchase Price: $25,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

T7M7 Unternehmensaufbau GmbH, Moritz Seidel

By:	/s/ Moritz Seidel
Name: Moritz Seidel
Title: MD T7M7 Unternehmensaufbau GmbH

Address: Occamstrasse 4, 80802
Munchen, Germany
Telephone No.: 01149 172 8514908
Facsimile No.:
Email Address: m.seidel@t7m7.com
Number of Preferred Shares: 120,000
Aggregate Purchase Price: $300,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

MARK SEREMET

/s/ Mark Seremet
Mark Seremet

Address: 6550 Stoneham Place
Cincinnati, OH 45236
Telephone No.: (724) 454-5593
Facsimile No.:
Email Address: mark.seremet@gmail.com
Number of Preferred Shares: 20,000
Aggregate Purchase Price: $50,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

DAVID W ROSENBAUM

/s/ David W Rosenbaum
David W Rosenbaum

Address: 9435 Shawnee Run Rd
Cincinnati, OH 45243
Telephone No.: (513) 235-9992
Facsimile No.: (513) 278-0111
Email Address: dwr@zoogamesinc.com
Number of Preferred Shares: 40,000
Aggregate Purchase Price: $100,000

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of the date first indicated above (the “Purchase Agreement”) by and among Zoo Entertainment, Inc. and the Investors (as defined therein), as to the number of shares of Preferred Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

DAVID E SMITH

/s/ David E. Smith
David E. Smith

Address: 2450 Colorado Ave.,
Suite 100 East Tower
Santa Monica, CA 90404
Telephone No.: (310) 576-3502
Facsimile No.: (310) 576-3512
Email Address: dave@coastasset.com
Number of Preferred Shares: 400,000
Aggregate Purchase Price: $1,000,000